UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  April 9, 2013
DATE OF EARLIEST EVENT REPORTED:  July 27, 2012

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	000-53725	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
(Address of principal executive offices)

(855) 733-2685
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 15, 2013, PEDEVCO Corp., formerly known as Blast Energy Services, Inc. (the “Company”),  filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K disclosing under Item 4.02 that the Company’s audited consolidated financial statements as of December 31, 2011 and for the period from February 9, 2011 (Inception) to December 31, 2011 (the “Prior Financial Statements”) should no longer be relied upon and would be restated.

The Prior Financial Statements were originally filed by the Company with the Commission on August 8, 2012 on a Current Report on Form 8-K/A (the “2012 Form 8-K/A Report”).

The Company is filing this Amendment No. 2 on Form 8-K/A for the purpose of amending the 2012 Form 8-K/A Report by including as Exhibit 99.1 the Company’s restated audited consolidated financial statements as of December 31, 2011 and for the period from February 9, 2011 (Inception) to December 31, 2011, which the Company previously filed with the Commission on February 5, 2013 in the Company’s Amendment No. 3 to its Registration Statement on Form S-1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Audited Consolidated Financial Statements of Pacific Energy Development Corp. as of December 31, 2011 and for the period from February 9, 2011 (Inception) to December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: April 9, 2013	By:	/s/ Michael L. Peterson
Michael L. Peterson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Pacific Energy Development Corp. as of December 31, 2011 and for the period from February 9, 2011 (Inception) to December 31, 2011